AGREEMENT AND AMENDMENT TO:

                  (a) Amended and Restated Registration Rights Agreement dated December 31, 1996 among U.S. PHYSICIANS, Inc.
                            (the "Company") and certain of its shareholders (the
                           "Registration Rights Agreement");

                  (b) Amended and Restated Shareholders Agreement dated as of December 31, 1996 among the Company and its shareholders (the "Shareholders Agreement"); and

                  (c) Amended and Restated Voting Agreement dated as of December 31, 1996 among the Company and certain of its shareholders (the "Voting Agreement").

         THIS AGREEMENT AND AMENDMENT made as of February 6, 1997 by and among the Company and the signatories hereto.

         WHEREAS the Company and the other signatories hereto have executed and delivered one or more of the Registration Rights Agreement, Shareholders Agreement and Voting Agreement (collectively the "Operative Agreements").

         WHEREAS the Company wishes to enter into agreements (the "Dominion Agreements") pursuant to which Dominion Fund IV, a Delaware Limited Partnership ("Dominion") (i) would acquire Series B Preferred Stock and Warrants (as such terms are defined in the Registration Rights Agreement) on the same terms as other purchasers of such securities and become a party to the Operative Agreements, and (ii) would loan funds to the Company and acquire a warrant to purchase 266,667 shares of Series B Preferred Stock at an exercise price of $3.15 per share, subject to anti-dilution adjustments (the "Dominion Warrant").

         WHEREAS the parties hereto wish to effect the amendment to the Operative Agreements set forth below and to reflect the other matters provided for herein.

         NOW, THEREFORE, in consideration of the agreements set forth below and the parties' desires to further the interests of the Company and its present and future shareholders, and intending to be legally bound, the parties agree as follows:

             1. The reference to January 15, 1997 in the first paragraph of the Registration Rights Agreement, in the first recital of the Shareholders Agreement and in the fifth recital of the Voting Agreement is hereby changed to February 28, 1997.

             2. The definition of Conversion Shares in the Registration Rights Agreement is hereby amended to include shares of Common Stock of the Company issued upon exercise of the Dominion Warrant or upon conversion of shares of Series B Preferred Stock issued upon exercise of the Dominion Warrant.

             3. The Registration Rights Agreement, Shareholders Agreement and Voting Agreement shall remain in full force and effect, except as set forth herein.

             4. The parties hereto confirm that the issuance of Series B Preferred Stock, and Warrants on or prior to February 28, 1997 on the same terms as such securities were issued on December 31, 1996 and the issuance to Dominion of the Dominion Warrant (and the issuance of securities upon exercise thereof and upon any conversion of securities so issued) shall not result in any adjustment to (a) the Conversion Price (as defined in Exhibit A to the Second Amended and Restated Articles of Incorporation of the Company) of the Series A Preferred Stock (as defined in the Registration Rights Agreement) or the Series B Preferred Stock, or (b) (i) the number of shares of common stock of the Company issuable pursuant to the Warrants or (ii) the exercise price of such shares. The undersigned consent for all purposes to, and waive any rights arising out of, including without limitation rights of first refusal under
Section 4 of the Shareholders Agreement, the issuance of such Series B Preferred, Stock, Warrants and Dominion Warrant (and the issuance (at any time in accordance with the applicable instruments) of securities upon exercise thereof and upon any conversion of securities so issued) on or prior to February 28, 1997 on the above-referenced terms.

             5. This Agreement and Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement and Amendment as of the day and year first above written.

                        COMPANY:

                        U.S. PHYSICIANS, Inc.

                        By: /s/ Thomas J. Keane
                            -------------------------------
                        Title: President
                               ----------------------------

                        STOCKHOLDERS:

                        /s/ Thomas J. Keane
                        -----------------------------------
                        Thomas J. Keane


                        /s/  Daniel Promislo
                        -----------------------------------
                        Daniel Promislo


                        /s/ Mark Promislo
                        -----------------------------------
                        Mark Promislo


                        /s/ Jacqueline Promislo
                        -----------------------------------
                        Jacqueline Promislo


                        /s/ Steven Promislo
                        -----------------------------------
                        Steven Promislo

                        /s/ William P. Ferretti
                        -----------------------------------
                        William P. Ferretti


                        /s/ Edward R. Miersch
                        -----------------------------------
                        Edward R. Miersch


                        /s/ James M. McCrossin
                        -----------------------------------
                        James M. McCrossin


                        /s/ Noreen E. Burke
                        -----------------------------------
                        Noreen E. Burke



                        SERIES A PURCHASERS:

                        EDISON VENTURE FUND III, L.P.
                        By: Edison Partners III, L.P.

                        By: /s/ Gustav H. Koven, III
                            -------------------------------
                            General Partner


                        NEPA VENTURE FUND II, L.P.

                        By: NEPA II Management Partners, L.P.,
                            its general partner

                        By: NEPA II Management Corporation,
                            its general partner

                        By: /s/ Fredrick J. Beste, III
                            -------------------------------
                        Title: Chief Executive Officer
                               ----------------------------


                        MAJOR OIL, INC.

                        By: /s/ John C Killion, Sr.
                            -------------------------------
                        Title: President
                               ----------------------------

                        SERIES B PURCHASERS:

                        KEYSTONE VENTURE IV, L.P.

                        By: Keystone Venture IV Management Co., L.P.,
                               the general partner of
                               Keystone Venture IV, L.P.

                        By: Keystone Venture IV Management Co., Group
                               the general partner of
                               Keystone Venture IV Management Co., L.P.

                        By: /s/ Kerry J. Dale
                            -------------------------------
                            Kerry J. Dale
                            Vice President


                        EDISON VENTURE FUND III, L.P.

                        By: Edison Partners, III, L.P.
                            its General Partner

                        By: /s/ Gustav H. Koven, III
                            -------------------------------
                            General Partner


                        NEPA VENTURE FUND II, L.P.

                        By: NEPA II Management Partners, L.P.,
                            its general partner

                        By: NEPA II Management Corporation,
                            its general partner

                        By: /s/ Fredrick J. Beste, III
                                ---------------------------
                        Title: Chief Executive Officer
                               ----------------------------


                        SUBSEQUENT PURCHASERS:

                        /s/ William J. Barry, M.D.
                        -----------------------------------
                        William J. Barry, M.D.


                        /s/ Joseph J. Croce
                        -----------------------------------
                        Joseph J. Croce

                        /s/ Douglas P. Heller
                        -----------------------------------
                        Douglas P. Heller


                        /s/ Thomas J. Keane
                        -----------------------------------
                        Thomas J. Keane


                        E.J.K. Real Estate Services Limited

                        By: /s/ Terence M. Kavanagh
                            -------------------------------
                            Terence M. Kavanagh
                            Title: President
                                   ------------------------


                        Glenville Capital Partners, L.P.
                        By: Glenville Capital Corporation,

                        By: /s/ Milton S. Schneider
                                ---------------------------
                            Title: President
                                   ------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                        DOMINION FUND IV, A DELAWARE
                        LIMITED PARTNERSHIP
                         By Dominion Management IV,
                         its General Partner


                        By: /s/ Randolph D. Werner
                                ---------------------------
                                Randolph D. Werner,
                                Member


                            /s/ Robert W. Muir, Jr.
                            -------------------------------
                            Robert W. Muir, Jr.


                            /s/ Pasquale W. Croce, Jr.
                            -------------------------------
                            Pasquale W. Croce, Jr.


                        Charles Schwab & Co., Inc.
                        FBO: William J. Barry IRA


                        By: /s/ Denise Kreimeier
                            -------------------------------
                            Denise Kreimeier
                            Sr. Account Administrator